UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

Suja Life, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-43273 (Commission File Number)	39-4779189 (IRS Employer Identification No.)

3831 Ocean Ranch Blvd. Oceanside, CA	92056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 879-7852

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SUJA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 6, 2026, Suja Life, Inc. (the “Company”) and Suja Life Holdings, L.P. (“Holdings LP”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Jefferies LLC, and William Blair & Company, L.L.C., as representatives of the several underwriters named therein (collectively, the “Underwriters”) relating to the initial public offering (the “IPO”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”). The Underwriting Agreement provides for the offer and sale by the Company of 8,888,889 shares of Class A Common Stock (the “Firm Shares”) at a public offering price of $21.00 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,333,333 shares of Class A Common Stock. On May 8, 2026, the IPO closed and the Firm Shares were delivered. The material terms of the IPO are described in the prospectus, dated May 6, 2026 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 8, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The IPO is registered with the Commission pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-294971).

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act. This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item 1.01. Additionally, for a summary description of relationships between the Company and the Underwriters, see the section entitled “Underwriting” in the Prospectus.

In connection with the consummation of the IPO, the Company entered into the following additional agreements:

•	the Director Designation Agreement, dated as of May 8, 2026, by and among the Company and the stockholders party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;
•	the Sixth Amended and Restated Limited Partnership Agreement of Holdings LP, dated as of May 7, 2026, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;
•	the Tax Receivable Agreement, dated as of May 7, 2026, by and among the Company and the other parties named therein, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein; and
•	the Exchange Agreement, dated as of May 7, 2026, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Descriptions of these agreements are contained in the Prospectus in the sections entitled “Certain Relationships and Related Party Transactions” and “Organizational Structure” and are incorporated by reference into this Item 1.01. Such descriptions are qualified in their entirety by reference to the full text of each of the agreements attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, which are incorporated by reference into this Item 1.01.

Fifth Amendment to the Credit Agreement

On May 8, 2026, certain indirect subsidiaries of the Company entered into that certain Fifth Amendment to the Credit Agreement (the “Amendment”) which amended that certain Credit Agreement, dated as of August 23, 2021, by and among Suja Life Intermediate II, LLC, Suja Life, LLC, JPMorgan Chase Bank, N.A., as administrative agent, the guarantors party thereto from time to time and the lenders party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) to, among other things, facilitate the reorganization in connection with the IPO.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.5, which is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the consummation of the IPO and as contemplated by the transactions described in the Prospectus under “Organizational Structure,” which section is incorporated by reference into this Item 3.02, the Company issued to the LP Unitholders (as defined in the Prospectus) 14,836,312 shares of Class V common stock, par value $0.0001 per share (the “Class V Common Stock”). A description of the designations, rights, powers and preferences of the Class V Common Stock is contained in the Prospectus in the section entitled “Description of Capital Stock” and is incorporated by reference into this Item 3.02. The issuance of the Class V Common Stock described in this paragraph was made in reliance on Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2026, Alex Corbacho, Robert DeBorde, Randy Papadellis, Mark Partin, Kevin Schwartz, and Kathy Vrabeck were appointed to the Company’s board of directors. Biographical information and other information regarding the committees upon which Messrs. Corbacho, DeBorde, Papadellis, Partin, and Schwartz, and Ms. Vrabeck are expected to serve, related party transactions involving any of these directors, the compensation plans in which these directors participate and information about any arrangement or understanding between these directors and any other persons pursuant to which these directors were selected as a director are included in the Prospectus in the sections entitled “Certain Relationships and Related Party Transactions,” “Executive Compensation,” and “Management” and are incorporated by reference into this Item 5.02.

On or around May 8, 2026, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements provide the Company’s directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law. These indemnification rights are not exclusive of any other right that an indemnified person may have or hereafter acquire under any statute, provision of the Company’s Certificate of Incorporation or Bylaws (each as defined below), any agreement, or vote of stockholders or disinterested directors or otherwise. This description of the indemnification agreements is qualified in its entirety by reference to the form of director and officer indemnification agreement attached hereto as Exhibit 10.6, which is incorporated by reference into this Item 5.02.

Additionally, on May 8, 2026, and in connection with the IPO, the Company adopted the Suja Life, Inc. 2026 Omnibus Incentive Plan (the “Omnibus Plan”). A description of the Omnibus Plan is contained in the Prospectus in the section entitled “Executive Compensation—Omnibus Plan” and is incorporated by reference into this Item 5.02. Such description is qualified in its entirety by reference to the full text of the Omnibus Plan attached hereto as Exhibit 10.7, which is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2026, the Company filed an amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted amended and restated bylaws (the “Bylaws”), each of which became effective on May 7, 2026. A description of the Certificate of Incorporation and the Bylaws is contained in the Prospectus in the section entitled “Description of Capital Stock” and is incorporated by reference into this Item 5.03. Such description is qualified in its entirety by reference to the full text of the Certificate of Incorporation attached hereto as Exhibit 3.1 and the full text of the Bylaws attached hereto as Exhibit 3.2, both of which are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 6, 2026, by and among Suja Life, Inc., Suja Life Holdings, L.P. and Goldman Sachs & Co. LLC, Jefferies LLC, and William Blair & Company, L.L.C., as representatives for the several underwriters named in Schedule A thereto.
3.1	Amended and Restated Certificate of Incorporation of Suja Life, Inc.
3.2	Amended and Restated Bylaws of Suja Life, Inc.
10.1	Director Designation Agreement, dated as of May 8, 2026, by and among Suja Life, Inc. and the stockholders party thereto.
10.2	Sixth Amended and Restated Limited Partnership Agreement of Suja Life Holdings, L.P., dated as of May 7, 2026, by and among Suja Life, Inc. and the other signatories party thereto.
10.3	Tax Receivable Agreement, dated as of May 7, 2026, by and among Suja Life, Inc. and the other parties named therein.
10.4	Exchange Agreement, dated as of May 7, 2026, by and among Suja Life, Inc. and the other signatories party thereto.
10.5	Fifth Amendment to the Credit Agreement, dated as of May 8, 2026, by and among Suja Life Intermediate II, LLC, Suja Life, LLC, JPMorgan Chase Bank, N.A., as administrative agent, the guarantors party thereto from time to time and the lenders party thereto from time to time.
10.6	Form of Director and Officer Indemnification Agreement between Suja Life, Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.9 to the Company’s Registration Statement on Form S-1 filed with the Commission on April 10, 2026).
10.7	Suja Life, Inc. 2026 Omnibus Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2026	SUJA LIFE, INC.

	By:	/s/ Maria Stipp
	Name:	Maria Stipp
	Title:	Chief Executive Officer